UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 30, 2016
(Date of earliest event reported)

Royale Energy, Inc.
(Exact name of registrant as specified in its charter)

CALIFORNIA	0-22750	33-02224120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 Cordell Court, Suite 210
El Cajon, California 92020
(Address of principal executive offices) (Zip Code)

(619) 383-6600
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

■ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On December 30, 2016, Royale Energy, Inc., (“Royale”), entered into a First Amendment (the “Amendment”) to the Agreement and Plan of Merger and Reorganization dated November 30, 2016 (the “Merger Agreement”), among Royale, Royale Energy Holdings, Inc., a Delaware corporation (the “Parent”), Royale Merger Sub, Inc., a California corporation and wholly-owned subsidiary of Parent (“Royale Merger Sub”), Matrix Merger Sub, Inc., a California corporation and wholly-owned subsidiary of Parent (“Matrix Merger Sub”), and Matrix Oil Management Corporation, a California corporation (“Matrix”).  The Amendment does not materially change the terms of the transaction as between Royale, on one hand, and Matrix and its affiliates, on the other hand, but it does change the distribution of the consideration to be received as between the owners of Matrix and its affiliates pursuant to the Merger Agreement.

The Merger Agreement and Amendment are part of a series of related transactions in which the Parent will (i) issue its common stock to acquire all of (A) the common stock of Royale, Matrix and Matrix’s affiliate, Matrix Oil Corporation, a California corporation, and (B) the partnership interests of three limited partnerships affiliated with Matrix including Matrix Investments, L.P., a California limited partnership (“Matrix Investments”) and (ii) issue newly created Series B 3.5% Convertible Preferred Stock in exchange for approximately $20,124,000 of subordinated debt issued by Matrix and its affiliates.  The Merger Agreement and the related transactions are more fully described in Royale’s Report on Form 8-K dated November 30, 2016, filed with the Securities and Exchange Commission on December 2, 2016.

The Amendment recognizes an adjustment to the consideration to be received by shareholders of Matrix in the partners of Matrix Investments in light of an assignment and assumption of property ownership interests between Matrix and Matrix Investments (the "Matrix Investments Asset Transfer").  The aggregate consideration to be received from the Parent by Matrix and its affiliates in the merger and related transactions remains unchanged.  Royale, the Parent, Royale Merger Sub and Matrix Merger Sub have also executed a written consent to the Matrix Investments Asset Transfer pursuant to the Merger Agreement and Matrix and its affiliates have executed an amendment of certain credit documents with their senior secured lender as necessary to permit the Matrix Investments Asset Transfer.

The preceding is a summary of the material provisions of the Amendment and is qualified in its entirety by reference to the complete text of the Amendment filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended and Section 21E of the Securities and Exchange Act of 1934 as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about future operations, estimates of reserve and production volumes and the anticipated timing for closing the proposed merger. Forward-looking statements are based on current expectations and assumptions and analyses made by Royale and Matrix in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to:  the possibility that the companies may be unable to obtain stockholder or limited partner approval or satisfy the other conditions to closing; the possibility that the companies may be unable to obtain the consent of Matrix’s senior secured lender; that problems may arise in the integration of the businesses of the two companies; that the acquisition may involve unexpected costs; the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas); risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; revisions to reserve estimates as a result of changes in commodity prices; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather; further declines in oil and gas prices; inability of management to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change. Royale’s annual report on Form 10-K for the year ended December 31, 2015, recent current reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition. Royale and Matrix undertake no obligation to revise or update publicly any forward-looking statements, except as required by law.

Additional Information about the Transaction
In connection with the proposed transaction, Royale intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Royale that also constitutes a prospectus of Royale relating to the Parent Common Stock to be issued in connection with the Merger Agreement and the related transactions. The proxy statement/prospectus will include important information about Royale, Matrix and Matrix’s affiliates. Royale also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ROYALE, MATRIX AND THE PROPOSED TRANSACTION. Investors and security holders may obtain these documents when available free of charge at the SEC’s website at www.sec.gov .  In addition, the documents filed with the SEC by Royale can be obtained free of charge from Royale’s website at www.royl.com .

Participants in Solicitation

Royale and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Royale in respect of the proposed transaction.  Information regarding Royale’s directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on March 15, 2016, and its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 22, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Item 9.01.                      Financial Statements and Exhibits.

(d)            Exhibits .

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

2.1
First Amendment to the Agreement and Plan of Merger and Reorganization dated as of November 30, 2016, by and among Royale Energy, Inc., Royale Energy Holdings, Inc., Royale Merger Sub, Inc., Matrix Merger Sub, Inc. and Matrix Oil Management Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALE ENERGY, INC.

Date: January 4, 2017	By:	Jonathan Gregory
	Name:	Jonathan Gregory
	Title:	Chief Executive Officer